                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-21918

                        Oppenheimer Absolute Return Fund
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                         Date of fiscal year end: MAY 31

                      Date of reporting period: 02/28/2011

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS February 28, 2011 (Unaudited)

                                                                                     Shares               Value
                                                                                 -------------       --------------
COMMON STOCKS--35.5%
CONSUMER DISCRETIONARY--3.8%
AUTO COMPONENTS--0.2%
Goodyear Tire & Rubber Co. (The)(1)                                                      1,302       $      18,452
Johnson Controls, Inc.                                                                     443              18,074
                                                                                                     -------------
                                                                                                            36,526
HOTELS, RESTAURANTS & LEISURE--0.7%
Compass Group plc                                                                        2,270              20,425
Darden Restaurants, Inc.                                                                   520              24,508
McDonald's Corp.                                                                           245              18,542
OPAP SA                                                                                  1,003              20,941
TABCORP Holdings Ltd.                                                                    2,900              22,470
Tui Travel plc                                                                           4,974              19,608
                                                                                                     -------------
                                                                                                           126,494
HOUSEHOLD DURABLES--0.2%
Dorel Industries, Inc., Cl. B                                                              609              19,808
Harman International Industries, Inc.                                                      372              18,094
                                                                                                     -------------
                                                                                                            37,902
INTERNET & CATALOG RETAIL--0.1%
Home Retail Group                                                                        5,840              20,934
LEISURE EQUIPMENT & PRODUCTS--0.2%
Hasbro, Inc.                                                                               590              26,491
Yamaha Corp.                                                                             1,600              20,614
                                                                                                     -------------
                                                                                                            47,105
MEDIA--0.7%
Cogeco Cable, Inc.                                                                         474              20,823
Comcast Corp., Cl. A                                                                     1,110              28,594
Groupe Aeroplan, Inc.                                                                    1,474              19,435
M6 Metropole Television                                                                    830              20,983
Quebecor, Inc., Cl. B                                                                      569              20,645
Washington Post Co. (The), Cl. B                                                            60              25,985
                                                                                                     -------------
                                                                                                           136,465
MULTILINE RETAIL--0.3%
J.C. Penney Co., Inc. (Holding Co.)                                                        820              28,667
Next plc                                                                                   637              20,462
                                                                                                     -------------
                                                                                                            49,129
SPECIALTY RETAIL--0.8%
Gap, Inc. (The)                                                                          1,340              30,190
Industria de Diseno Textil SA                                                              267              19,329
JB Hi-Fi Ltd.                                                                            1,051              21,026
Kingfisher plc                                                                           5,000              20,678
Lowe's Cos., Inc.                                                                        1,050              27,479
Urban Outfitters, Inc.(1)                                                                  760              29,169
                                                                                                     -------------
                                                                                                           147,871
TEXTILES, APPAREL & LUXURY GOODS--0.6%
Burberry Group plc                                                                       1,170              22,805
Compagnie Financiere Richemont SA, Cl. A                                                   371              21,223
Hermes International SA                                                                    100              21,769
Nike, Inc., Cl. B                                                                          212              18,874


                      1 | Oppenheimer Absolute Return Fund

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS February 28, 2011 (Unaudited)

                                                                                     Shares               Value
                                                                                 -------------       --------------
TEXTILES, APPAREL & LUXURY GOODS CONTINUED
Puma AG                                                                                     65       $      19,377
Swatch Group AG (The), Cl. B                                                                50              21,284
                                                                                                     -------------
                                                                                                           125,332
CONSUMER STAPLES--5.1%
BEVERAGES--0.2%
Coca-Cola Co. (The)                                                                        291              18,601
Cott Corp.(1)                                                                            2,448              20,409
                                                                                                     -------------
                                                                                                            39,010
FOOD & STAPLES RETAILING--1.3%
Colruyt NV                                                                                 395              19,855
CVS Caremark Corp.                                                                         740              24,464
Delhaize Group                                                                             256              19,801
J Sainsbury plc                                                                          3,310              20,447
Jean Coutu Group, Inc. (The), Cl. A                                                      2,144              22,487
Jeronimo Martins SGPS SA                                                                 1,336              21,423
Kesko OYJ, Cl. B                                                                           420              18,089
Koninklijke Ahold NV                                                                     1,492              20,029
Loblaw Cos. Ltd.                                                                           510              20,751
Metro AG                                                                                   287              21,022
Sysco Corp.                                                                                870              24,177
William Morrison Supermarkets plc                                                        4,730              21,284
                                                                                                     -------------
                                                                                                           253,829
FOOD PRODUCTS--2.5%
Archer-Daniels-Midland Co.                                                                 628              23,349
Associated British Foods plc                                                             3,480              54,677
BRF-Brasil Foods SA, ADR                                                                 1,150              20,482
Bunge Ltd.                                                                                 294              21,218
Chaoda Modern Agriculture (Holdings) Ltd.                                               24,000              15,496
China Yurun Food Group Ltd.                                                              5,000              15,893
ConAgra Foods, Inc.                                                                      1,130              26,171
Elders, Ltd.(1)                                                                         40,500              21,424
General Mills, Inc.                                                                        740              27,484
Golden Agri-Resources Ltd.                                                              31,000              15,974
Goodman Fielder Ltd.                                                                    16,000              20,366
GrainCorp Ltd.                                                                           2,700              20,260
Hormel Foods Corp.                                                                       1,040              28,496
Marine Harvest                                                                          19,522              22,920
Mead Johnson Nutrition Co., Cl. A                                                          306              18,314
Nippon Meat Packers, Inc.                                                                1,512              21,212
Nisshin Seifun Group, Inc.                                                               1,500              19,693
Parmalat SpA                                                                             6,373              19,524
Tyson Foods, Inc., Cl. A                                                                 1,190              22,170
Viterra, Inc.                                                                            2,022              24,766
Wilmar International Ltd.                                                                4,494              18,065
                                                                                                     -------------
                                                                                                           477,954
HOUSEHOLD PRODUCTS--0.7%
Clorox Co. (The)                                                                           400              27,104
Colgate-Palmolive Co.                                                                      577              45,306


                      2 | Oppenheimer Absolute Return Fund

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS February 28, 2011 (Unaudited)

                                                                                     Shares               Value
                                                                                 -------------       --------------
HOUSEHOLD PRODUCTS CONTINUED
Procter & Gamble Co. (The)                                                                 700       $      44,135
Reckitt Benckiser Group plc                                                                363              18,706
                                                                                                     -------------
                                                                                                           135,251
PERSONAL PRODUCTS--0.2%
Avon Products, Inc.                                                                        650              18,077
Beiersdorf AG                                                                              368              22,111
                                                                                                     -------------
                                                                                                            40,188
TOBACCO--0.2%
Japan Tobacco, Inc.                                                                          5              20,794
Philip Morris International, Inc.                                                          302              18,960
                                                                                                     -------------
                                                                                                            39,754
ENERGY--4.7%
ENERGY EQUIPMENT & SERVICES--1.6%
AMEC plc                                                                                 1,048              19,831
Baker Hughes, Inc.                                                                         480              34,104
Cameron International Corp.(1)                                                             239              14,132
Diamond Offshore Drilling, Inc.                                                            183              14,316
FMC Technologies, Inc.(1)                                                                  336              31,601
Halliburton Co.                                                                            291              13,660
Helmerich & Payne, Inc.                                                                    249              16,183
Mullen Group Ltd.                                                                          975              20,784
Nabors Industries Ltd.(1)                                                                  523              14,890
National Oilwell Varco, Inc.                                                               416              33,101
Pason Systems, Inc.                                                                      1,339              20,549
Petrofac Ltd.                                                                              810              18,343
Rowan Cos., Inc.(1)                                                                        357              15,233
Schlumberger Ltd.                                                                          342              31,950
                                                                                                     -------------
                                                                                                           298,677
OIL, GAS & CONSUMABLE FUELS--3.1%
Anadarko Petroleum Corp.                                                                   172              14,075
Apache Corp.                                                                               103              12,836
Birchcliff Energy Ltd.(1)                                                                1,766              20,413
Cabot Oil & Gas Corp., Cl. A                                                               325              14,840
Chesapeake Energy Corp.                                                                    523              18,624
Chevron Corp.                                                                              136              14,110
ConocoPhillips                                                                             183              14,250
CONSOL Energy, Inc.                                                                        275              13,945
Denbury Resources, Inc.(1)                                                                 607              14,708
Devon Energy Corp.                                                                         162              14,813
El Paso Corp.                                                                              886              16,480
EOG Resources, Inc.                                                                        132              14,825
EQT Corp.                                                                                  278              13,705
Exxon Mobil Corp.                                                                          383              32,758
Galp Energia SGPS SA, Cl. B                                                                990              20,595
Hess Corp.                                                                                 162              14,099
Inpex Corp.                                                                                  3              21,096
Marathon Oil Corp.                                                                         343              17,013
Massey Energy Co.                                                                          238              15,073


                      3 | Oppenheimer Absolute Return Fund

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS February 28, 2011 (Unaudited)

                                                                                     Shares               Value
                                                                                 -------------       --------------
OIL, GAS & CONSUMABLE FUELS CONTINUED
Murphy Oil Corp.                                                                           169       $      12,427
Neste Oil OYJ                                                                            1,071              18,991
Noble Energy, Inc.                                                                         147              13,621
Occidental Petroleum Corp.                                                                 128              13,052
Paladin Energy Ltd.(1)                                                                   4,100              20,890
Peabody Energy Corp.                                                                       194              12,705
Pearl Exploration & Production Ltd.(1)                                                   2,675              22,109
Perpetual Energy, Inc.                                                                   4,954              22,079
Pioneer Natural Resources Co.                                                              142              14,532
QEP Resources, Inc.                                                                        316              12,498
Range Resources Corp.                                                                      284              15,421
Southwestern Energy Co.(1)                                                                 331              13,068
Spectra Energy Corp.                                                                       480              12,840
Sunoco, Inc.                                                                               302              12,642
Tesoro Corp.(1)                                                                            700              16,646
Uranium One, Inc.                                                                        2,975              19,659
Valero Energy Corp.                                                                        561              15,809
Williams Cos., Inc. (The)                                                                  497              15,089
                                                                                                     -------------
                                                                                                           602,336
FINANCIALS--7.9%
CAPITAL MARKETS--0.6%
Bank of New York Mellon Corp.                                                              596              18,112
Dundee Corp., Cl. A(1)                                                                     908              22,402
Invesco Ltd.                                                                               696              18,681
IOOF Holdings Ltd.                                                                       2,611              20,765
T. Rowe Price Group, Inc.                                                                  379              25,385
                                                                                                     -------------
                                                                                                           105,345
COMMERCIAL BANKS--0.2%
Bank of Montreal                                                                           347              22,130
Canadian Imperial Bank of Commerce                                                         262              22,164
                                                                                                     -------------
                                                                                                            44,294
DIVERSIFIED FINANCIAL SERVICES--0.5%
Citigroup, Inc.(1)                                                                       3,879              18,154
IntercontinentalExchange, Inc.(1)                                                          150              19,230
Investor AB, B Shares                                                                      874              20,106
Kinnevik Investment AB, Cl. B                                                              907              20,335
Moody's Corp.                                                                              610              19,459
                                                                                                     -------------
                                                                                                            97,284
INSURANCE--0.8%
Aflac, Inc.                                                                                320              18,835
Aon Corp.                                                                                  353              18,582
Marsh & McLennan Cos., Inc.                                                              1,512              46,025
Progressive Corp.                                                                        1,280              26,662
Swiss Life Holding                                                                         127              20,996
Tower Australia Group Ltd.                                                               5,200              20,920
                                                                                                     -------------
                                                                                                           152,020


                      4 | Oppenheimer Absolute Return Fund

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS February 28, 2011 (Unaudited)

                                                                                     Shares               Value
                                                                                 -------------       --------------
REAL ESTATE INVESTMENT TRUSTS--5.6%
Annaly Mortgage Management, Inc.(2)                                                     12,733       $     228,303
Anworth Mortgage Asset Corp.                                                            31,748             226,681
Capital Shopping Centers Group                                                           3,354              21,553
Capstead Mortgage Corp.(2)                                                              18,863             247,860
Charter Hall Retail REIT                                                                 6,590              21,586
Extendicare Real Estate Investment Trust                                                 1,992              20,667
MFA Mortgage Investments, Inc.(2)                                                       29,752             251,999
Public Storage                                                                             238              26,716
Vornado Realty Trust                                                                       290              27,066
                                                                                                     -------------
                                                                                                         1,072,431
REAL ESTATE MANAGEMENT & DEVELOPMENT--0.1%
Lend Lease Corp. Ltd.                                                                    2,300              21,474
THRIFTS & MORTGAGE FINANCE--0.1%
People's United Financial, Inc.                                                          1,930              25,437
HEALTH CARE--3.1%
BIOTECHNOLOGY--0.2%
Celgene Corp.(1)                                                                           481              25,541
CSL Ltd.                                                                                   500              18,123
                                                                                                     -------------
                                                                                                            43,664
HEALTH CARE EQUIPMENT & SUPPLIES--1.1%
Bard (C.R.), Inc.                                                                          270              26,395
Baxter International, Inc.                                                                 354              18,815
bioMerieux                                                                                 190              20,228
Dentsply International, Inc.                                                               509              19,021
Intuitive Surgical, Inc.(1)                                                                 74              24,268
Medtronic, Inc.                                                                            670              26,746
Straumann Holding AG                                                                        83              20,395
Synthes, Inc.                                                                              153              20,996
Terumo Corp.                                                                               400              21,940
                                                                                                     -------------
                                                                                                           198,804
HEALTH CARE PROVIDERS & SERVICES--0.3%
Celesio AG                                                                                 801              22,273
Patterson Cos., Inc.                                                                       770              25,703
                                                                                                     -------------
                                                                                                            47,976
LIFE SCIENCES TOOLS & SERVICES--0.4%
Life Technologies Corp.(1)                                                                 344              18,359
PerkinElmer, Inc.                                                                        1,673              44,335
Waters Corp.(1)                                                                            224              18,603
                                                                                                     -------------
                                                                                                            81,297
PHARMACEUTICALS--1.1%
Abbott Laboratories                                                                        560              26,936
Astellas Pharma, Inc.                                                                      500              19,589
Bristol-Myers Squibb Co.                                                                 1,010              26,068
Daiichi Sankyo Co. Ltd.                                                                    900              19,275
Eisai Co. Ltd.                                                                             600              22,407
Merck & Co., Inc.                                                                          573              18,663
Novo Nordisk AS, Cl. B                                                                     178              22,419


                      5 | Oppenheimer Absolute Return Fund

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS February 28, 2011 (Unaudited)

                                                                                     Shares               Value
                                                                                 -------------       --------------
PHARMACEUTICALS CONTINUED
Orion OYJ, Cl. B                                                                           894       $      20,454
Shire plc                                                                                  761              21,538
Takeda Pharmaceutical Co. Ltd.                                                             400              19,877
                                                                                                     -------------
                                                                                                           217,226
INDUSTRIALS--3.1%
AEROSPACE & DEFENSE--0.3%
General Dynamics Corp.                                                                     340              25,881
Raytheon Co.                                                                               510              26,117
                                                                                                     -------------
                                                                                                            51,998
AIR FREIGHT & LOGISTICS--0.1%
Expeditors International of Washington, Inc.                                               360              17,208
BUILDING PRODUCTS--0.2%
Geberit AG                                                                                  96              20,717
Masco Corp.                                                                              1,870              25,413
                                                                                                     -------------
                                                                                                            46,130
COMMERCIAL SERVICES & SUPPLIES--0.5%
DAI Nippon Printing Co. Ltd.                                                             1,000              13,507
R.R. Donnelley & Sons Co.                                                                1,400              26,068
Securitas AB, B Shares                                                                   1,677              19,594
Societe BIC SA                                                                             240              20,501
Transcontinental, Inc., Cl. A                                                            1,189              19,948
                                                                                                     -------------
                                                                                                            99,618
CONSTRUCTION & ENGINEERING--0.2%
Balfour Beatty plc                                                                       3,760              21,363
COMSYS Holdings Corp.                                                                    1,900              19,421
                                                                                                     -------------
                                                                                                            40,784
INDUSTRIAL CONGLOMERATES--0.1%
Tyco International Ltd.                                                                    560              25,390
MACHINERY--0.8%
Caterpillar, Inc.                                                                          178              18,322
CNH Global NV(1)                                                                           400              19,380
Deere & Co.                                                                                234              21,095
Fanuc Ltd.                                                                                 100              15,566
Flowserve Corp.                                                                            144              17,996
Kubota Corp., Sponsored ADR                                                                408              20,906
Pall Corp.                                                                                 337              18,319
Schindler Holding AG, Participating Certificates                                           181              20,397
                                                                                                     -------------
                                                                                                           151,981
MARINE--0.1%
Kuehne & Nagel International AG                                                            154              20,702
PROFESSIONAL SERVICES--0.2%
Adecco SA                                                                                  299              20,130
Randstad Holding NV(1)                                                                     370              19,946
                                                                                                     -------------
                                                                                                            40,076
ROAD & RAIL--0.2%
Central Japan Railway Co.                                                                    2              17,872


                      6 | Oppenheimer Absolute Return Fund

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS February 28, 2011 (Unaudited)

                                                                                     Shares               Value
                                                                                 -------------       --------------
ROAD & RAIL CONTINUED
West Japan Railway Co.                                                                       5       $      20,720
                                                                                                     -------------
                                                                                                            38,592
TRADING COMPANIES & DISTRIBUTORS--0.4%
Bunzl plc                                                                                1,660              20,509
Fastenal Co.                                                                               430              26,716
Wolseley plc(1)                                                                            580              20,187
                                                                                                     -------------
                                                                                                            67,412
INFORMATION TECHNOLOGY--2.8%
COMMUNICATIONS EQUIPMENT--0.3%
Juniper Networks, Inc.(1)                                                                  670              29,480
QUALCOMM, Inc.                                                                             318              18,946
                                                                                                     -------------
                                                                                                            48,426
COMPUTERS & PERIPHERALS--0.1%
Logitech International SA(1)                                                             1,078              20,502
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.4%
FLIR Systems, Inc.                                                                         790              25,517
Jabil Circuit, Inc.                                                                        857              18,366
Kyocera Corp.                                                                              200              20,817
TDK Corp.                                                                                  300              20,235
                                                                                                     -------------
                                                                                                            84,935
INTERNET SOFTWARE & SERVICES--0.2%
Akamai Technologies, Inc.(1)                                                               530              19,891
Yahoo! Japan Corp.                                                                          54              20,298
                                                                                                     -------------
                                                                                                            40,189
IT SERVICES--0.3%
Cognizant Technology Solutions Corp.(1)                                                    330              25,367
Paychex, Inc.                                                                              780              26,231
                                                                                                     -------------
                                                                                                            51,598
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--1.3%
Advanced Micro Devices, Inc.(1)                                                          2,061              18,982
Advantest                                                                                1,000              20,824
Altera Corp.                                                                               454              19,004
Applied Materials, Inc.                                                                  1,169              19,207
ARM Holdings plc                                                                         2,390              24,058
First Solar, Inc.(1)                                                                       111              16,360
Intel Corp.                                                                                843              18,099
MEMC Electronic Materials, Inc.(1)                                                       1,310              17,777
Micron Technology, Inc.(1)                                                               1,641              18,264
NVIDIA Corp.(1)                                                                            766              17,358
Texas Instruments, Inc.                                                                  1,247              44,406
Tokyo Electron Ltd.                                                                        300              19,692
                                                                                                     -------------
                                                                                                           254,031
SOFTWARE--0.2%
Konami Co. Ltd.                                                                          1,000              21,274
Sage Group plc (The)                                                                     4,143              19,148
                                                                                                     -------------
                                                                                                            40,422


                      7 | Oppenheimer Absolute Return Fund

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS February 28, 2011 (Unaudited)

                                                                                     Shares               Value
                                                                                 -------------       --------------
MATERIALS--3.0%
CHEMICALS--1.7%
Agrium, Inc.                                                                               213       $      20,196
CF Industries Holdings, Inc.                                                               143              20,203
International Flavors & Fragrances, Inc.                                                   328              18,680
Johnson Matthey plc                                                                        660              19,903
K+S AG                                                                                     270              20,865
Kuraray Co. Ltd.                                                                         1,500              21,211
Monsanto Co.                                                                               619              44,500
Mosaic Co. (The)                                                                           257              22,063
Nippon Kayaku Co. Ltd.                                                                   2,000              20,830
Orica Ltd.                                                                                 800              21,134
Potash Corp. of Saskatchewan, Inc.                                                         354              21,806
Sociedad Quimica y Minera Chile SA, Sponsored ADR                                          346              18,335
Syngenta AG                                                                                 64              21,450
Umicore                                                                                    394              19,848
Yara International ASA                                                                     351              18,609
                                                                                                     -------------
                                                                                                           329,633
METALS & MINING--1.2%
Alacer Gold Corp-CDI(1)                                                                  2,493              23,276
Centerra Gold, Inc.                                                                      1,196              22,996
Fortescue Metals Group Ltd.(1)                                                           3,157              21,578
Franco-Nevada Corp.                                                                        699              23,786
Freeport-McMoRan Copper & Gold, Inc., Cl. B                                                450              23,828
Kingsgate Consolidated Ltd.                                                              2,200              21,226
Medusa Mining Ltd.                                                                       2,940              21,287
Newcrest Mining Ltd.                                                                       541              20,978
Newmont Mining Corp.                                                                       315              17,410
Pacific Metals Co. Ltd.                                                                  2,000              18,918
                                                                                                     -------------
                                                                                                           215,283
PAPER & FOREST PRODUCTS--0.1%
PaperlinX Ltd.(1)                                                                       44,847              20,686
TELECOMMUNICATION SERVICES--1.0%
DIVERSIFIED TELECOMMUNICATION SERVICES--0.5%
AT&T, Inc.                                                                                 920              26,110
Tele2 AB, Cl. B                                                                            881              20,100
Telecom Corp. of New Zealand Ltd.                                                       11,389              18,078
Verizon Communications, Inc.                                                               710              26,213
                                                                                                     -------------
                                                                                                            90,501
WIRELESS TELECOMMUNICATION SERVICES--0.5%
American Tower Corp.(1)                                                                    345              18,616
KDDI Corp.                                                                                   4              25,915
Mobistar SA                                                                                324              20,701
NTT DoCoMo, Inc.                                                                            11              20,641
Vodafone Group plc                                                                       7,190              20,373
                                                                                                     -------------
                                                                                                           106,246
UTILITIES--1.0%
ELECTRIC UTILITIES--0.3%
Pinnacle West Capital Corp.                                                                620              26,183


                      8 | Oppenheimer Absolute Return Fund

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS February 28, 2011 (Unaudited)

                                                                                     Shares               Value
                                                                                 -------------       --------------
ELECTRIC UTILITIES CONTINUED
Progress Energy, Inc.                                                                      560       $      25,598
                                                                                                     -------------
                                                                                                            51,781
ENERGY TRADERS--0.1%
AES Corp. (The)(1)                                                                       1,482              18,332
GAS UTILITIES--0.3%
APA Group                                                                                5,100              21,051
ONEOK, Inc.                                                                                430              27,765
                                                                                                     -------------
                                                                                                            48,816
MULTI-UTILITIES--0.3%
Centrica plc                                                                             3,815              21,092
Integrys Energy Group, Inc.                                                                377              18,462
NiSource, Inc.                                                                           1,390              26,632
                                                                                                     -------------
                                                                                                            66,186
                                                                                                     -------------
Total Common Stocks (Cost $6,214,146)                                                                    6,809,467

                                                                                   Principal
                                                                                     Amount
                                                                                 -------------
MORTGAGE-BACKED OBLIGATIONS--4.2%
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 2601, Cl. GS, 21.878%, 11/15/17(3)                                        $     460,699              39,813
Series 2639, Cl. SA, 16.162%, 7/15/22(3)                                               345,927              34,223
Series 2815, Cl. PT, 25.292%, 11/15/32(3)                                              467,381              58,581
Series 3005, Cl. WI, 34.431%, 7/15/35(3)                                               473,225              63,840
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Trust 2003-33, Cl. IA, 12.086%, 5/25/33(3)                                             174,056              36,709
Trust 2003-52, Cl. NS, 22.87%, 6/25/23(3)                                              326,946              51,066
Trust 2004-56, Cl. SE, 19.40%, 10/25/33(3)                                             357,628              58,855
Trust 2005-14, Cl. SE, 24.942%, 3/25/35(3)                                             524,523              73,421
Trust 2005-6, Cl. SE, 18.043%, 2/25/35(3)                                              479,696              77,236
Trust 2005-87, Cl. SE, 25.35%, 10/25/35(3)                                             499,072              66,126
Trust 2006-51, Cl. SA, 21.937%, 6/25/36(3)                                             184,486              25,409
Trust 2006-53, Cl. US, 27.913%, 6/25/36(3)                                             488,410              68,340
Trust 2006-60, Cl. DI, 32.264%, 4/25/35(3)                                             404,220              59,409
Trust 2007-88, Cl. XI, 16.615%, 6/25/37(3)                                             694,092             100,224
                                                                                                     -------------
Total Mortgage-Backed Obligations (Cost $730,371)                                                          813,252
U.S. GOVERNMENT OBLIGATIONS--3.1%
U.S. Treasury Bills, 0.145%, 3/3/11(4) (Cost $599,995)                                 600,000             599,995
FOREIGN GOVERNMENT OBLIGATIONS--7.3%
Argentina (Republic of) Bonds, 8.28%, 12/31/33                                         151,610             131,142
Colombia (Republic of) Sr. Nts., 7.375%, 3/18/19                                       100,000             120,000
Dominican Republic Unsec. Unsub. Nts., 9.04%, 1/23/18(5)                                44,812              50,077
El Salvador (Republic of) Unsec. Bonds, 8.25%, 4/10/32(5)                               42,000              46,410
Hellenic Republic Sr. Unsec. Unsub. Bonds, 30 yr., 4.50%, 9/20/37                       66,000 EUR          51,122
Hungary (Republic of) Sr. Unsec. Unsub. Nts., 6.25%, 1/29/20                            47,000              48,360


                      9 | Oppenheimer Absolute Return Fund

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS February 28, 2011 (Unaudited)

                                                                                   Principal
                                                                                     Amount              Value
                                                                                 -------------       --------------
Ireland (Republic of) Bonds, 4.50%, 4/18/20                                             43,000 EUR   $      42,370
Lithuania (Republic of) Sr. Unsec. Unsub. Nts., 7.375%, 2/11/20(5)                     100,000             109,988
Panama (Republic of) Bonds, 8.875%, 9/30/27                                             34,000              46,019
Peru (Republic of) Sr. Unsec. Nts., 7.125%, 3/30/19                                     20,000              23,850
Peru (Republic of) Unsec. Unsub. Bonds, 8.75%, 11/21/33                                 17,000              23,035
Philippines (Republic of the) Sr. Unsec. Unsub. Nts., 7.50%, 9/25/24                   100,000             120,500
Poland (Republic of) Sr. Unsec. Unsub. Nts., 5%, 10/19/15                               45,000              47,841
Portugal (Republic of) Treasury Bonds, 4.80%, 6/15/20                                   41,000 EUR          47,270
South Africa (Republic of) Sr. Unsec. Unsub. Nts., 6.50%, 6/2/14                        43,000              47,945
Spain (Kingdom of) Sr. Unsub. Bonds, 4.85%, 10/31/20                                    35,000 EUR          46,807
Turkey (Republic of) Nts., 7%, 6/5/20                                                   83,000              92,441
Ukraine (Republic of) Sr. Unsec. Nts., 6.75%, 11/14/17(5)                              100,000              98,625
Uruguay (Oriental Republic of) Sr. Nts., 6.875%, 9/28/25                                83,000              95,160
Venezuela (Republic of) Bonds, 9%, 5/7/23                                              165,000             110,798
                                                                                                     -------------
Total Foreign Government Obligations (Cost $1,447,428)                                                   1,399,760
NON-CONVERTIBLE CORPORATE BONDS AND NOTES--15.4%
CONSUMER DISCRETIONARY--2.4%
DIVERSIFIED CONSUMER SERVICES--0.2%
ServiceMaster Co., 10.75% Sr. Unsec. Nts., 7/15/15(6, 7)                                45,000              48,600
HOTELS, RESTAURANTS & LEISURE--0.6%
Harrah's Operating Co., Inc., 10% Sr. Sec. Nts., 12/15/18                              115,000             108,675
LEISURE EQUIPMENT & PRODUCTS--0.3%
Toys R Us Property Co. I LLC, 10.75% Sr. Unsec. Nts., 7/15/17                           45,000              51,638
MEDIA--1.1%
Cablevision Systems Corp., 8.625% Sr. Unsec. Unsub. Nts., 9/15/17                       45,000              50,625
Cengage Learning Acquisitions, Inc., 10.50% Sr. Nts., 1/15/15(5)                        55,000              57,338
Charter Communications, Inc., 13.50% Sr. Nts., 11/30/16                                 40,000              48,650
WMG Acquisition Corp., 9.50% Sr. Sec. Nts., 6/15/16                                     45,000              48,150
                                                                                                     -------------
                                                                                                           204,763
MULTILINE RETAIL--0.2%
Sears Holdings Corp., 6.625% Sr. Sec. Nts., 10/15/18(5)                                 50,000              49,000
ENERGY--2.2%
ENERGY EQUIPMENT & SERVICES--0.3%
Vantage Drilling Co., 11.50% Sr. Sec. Nts., 8/1/15(5)                                   45,000              50,625
OIL, GAS & CONSUMABLE FUELS--1.9%
Alliance Oil Co. Ltd., 9.875% Sr. Unsec. Nts., 3/11/15(5)                              100,000             108,250
ATP Oil & Gas Corp., 11.875% Sr. Sec. Nts., 5/1/15                                      50,000              51,250
Denbury Resources, Inc., 8.25% Sr. Unsec. Sub. Nts., 2/15/20                            45,000              50,288
Kazatomprom, 6.25% Bonds, 5/20/15(5)                                                   100,000             108,130
Linn Energy LLC, 8.625% Sr. Unsec. Nts., 4/15/20(5)                                     50,000              56,000
                                                                                                     -------------
                                                                                                           373,918
FINANCIALS--2.5%
CAPITAL MARKETS--0.3%
E*TRADE Financial Corp., 12.50% Sr. Unsec. Unsub. Nts., 11/30/17(6)                     45,000              53,550


                      10 | Oppenheimer Absolute Return Fund

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS February 28, 2011 (Unaudited)

                                                                                   Principal
                                                                                     Amount              Value
                                                                                 -------------       --------------
COMMERCIAL BANKS--1.0%
CIT Group, Inc., 7% Sr. Sec. Bonds, 5/1/17                                       $      55,000       $      55,550
RSHB Capital SA/OJSC Russian Agricultural Bank, 7.75% Nts., 5/29/18(5)                 130,000             143,494
                                                                                                     -------------
                                                                                                           199,044
CONSUMER FINANCE--0.3%
SLM Corp., 8.45% Sr. Unsec. Nts., Series A, 6/15/18                                     55,000              60,583
REAL ESTATE INVESTMENT TRUSTS--0.3%
Weyerhaeuser Co., 7.375% Debs., 3/15/32                                                 50,000              54,519
REAL ESTATE MANAGEMENT & DEVELOPMENT--0.3%
Realogy Corp., 11.50% Sr. Unsec. Nts., 4/15/17(5, 8)                                    55,000              58,850
THRIFTS & MORTGAGE FINANCE--0.3%
Residential Capital LLC, 9.625% Jr. Sec. Nts., 5/15/15                                  50,000              50,750
HEALTH CARE--0.8%
HEALTH CARE EQUIPMENT & SUPPLIES--0.3%
Biomet, Inc., 11.625% Sr. Unsec. Sub. Nts., 10/15/17                                    45,000              50,963
HEALTH CARE TECHNOLOGY--0.3%
IMS Health, Inc., 12.50% Sr. Nts., 3/1/18(5)                                            45,000              52,988
PHARMACEUTICALS--0.2%
Warner Chilcott Co. LLC, 7.75% Sr. Nts., 9/15/18(5)                                     45,000              47,588
INDUSTRIALS--1.3%
BUILDING PRODUCTS--0.2%
Masco Corp., 6.125% Sr. Unsec. Unsub. Nts., 10/3/16                                     50,000              51,234
ELECTRICAL EQUIPMENT--0.3%
RBS Global, Inc., /Rexnord LLC, 8.50% Sr. Unsec. Nts., 5/1/18                           50,000              54,688
MACHINERY--0.5%
Case New Holland, Inc., 7.875% Sr. Nts., 12/1/17(5)                                     45,000              50,513
Navistar International Corp., 8.25% Sr. Unsec. Nts., 11/1/21                            45,000              50,063
                                                                                                     -------------
                                                                                                           100,576
ROAD & RAIL--0.3%
Hertz Corp., 7.375% Sr. Unsec. Nts., 1/15/21(5)                                         50,000              52,500
INFORMATION TECHNOLOGY--1.0%
COMMUNICATIONS EQUIPMENT--0.3%
Lucent Technologies, Inc., 6.45% Unsec. Debs., 3/15/29                                  70,000              61,250
IT SERVICES--0.4%
First Data Corp., 10.55% Sr. Unsec. Nts., 9/24/15(6)                                    68,429              73,048
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--0.3%
Freescale Semiconductor, Inc., 9.25% Sr. Sec. Nts., 4/15/18(5)                          45,000              50,400
MATERIALS--2.0%
CHEMICALS--0.3%
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC (Escrow),
8.875% Sr. Sec. Nts., 2/1/18                                                            55,000              59,331
CONSTRUCTION MATERIALS--0.5%
CEMEX Espana SA, 9.25% Sr. Sec. Nts., 5/12/20(5)                                        95,000              98,325
METALS & MINING--0.9%
Corporacion Nacional del Cobre de Chile, 7.50% Unsec. Unsub. Nts., 1/15/19(5)          100,000             121,771


                      11 | Oppenheimer Absolute Return Fund

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS February 28, 2011 (Unaudited)

                                                                                   Principal
                                                                                     Amount              Value
                                                                                 -------------       --------------
METALS & MINING CONTINUED
Freeport-McMoRan Copper & Gold, Inc., 8.375% Sr. Nts., 4/1/17                    $      45,000       $      50,010
                                                                                                     -------------
                                                                                                           171,781
PAPER & FOREST PRODUCTS--0.3%
NewPage Corp., 11.375% Sr. Sec. Nts., 12/31/14                                          55,000              55,138
TELECOMMUNICATION SERVICES--1.1%
DIVERSIFIED TELECOMMUNICATION SERVICES--0.5%
Frontier Communications Corp., 8.50% Sr. Unsec. Nts., 4/15/20                           45,000              50,175
Windstream Corp., 8.625% Sr. Unsec. Unsub. Nts., 8/1/16                                 50,000              53,125
                                                                                                     -------------
                                                                                                           103,300
WIRELESS TELECOMMUNICATION SERVICES--0.6%
CC Holdings GS V LLC/Crown Castle GS III Corp., 7.75% Sr. Sec. Nts., 5/1/17(5)          50,000              55,438
Clearwire Communications LLC/Clearwire Finance, Inc., 12% Sr. Sec.
Nts., 12/1/15(5)                                                                        45,000              49,275
                                                                                                     -------------
                                                                                                           104,713
UTILITIES--2.1%
ELECTRIC UTILITIES--0.8%
Edison Mission Energy, 7% Sr. Unsec. Nts., 5/15/17                                      75,000              61,313
Empresa Distribuidora y Comercializadora Norte SA, 9.75% Nts., 10/25/22(5)              90,000              94,950
                                                                                                     -------------
                                                                                                           156,263
ENERGY TRADERS--0.2%
Dynegy Holdings, Inc., 7.75% Sr. Unsec. Nts., 6/1/19                                    65,000              47,288
WATER UTILITIES--1.1%
Cia de Saneamento Basico do Estado de Sao Paulo, 6.25% Sr. Unsec.
Nts., 12/16/20(5)                                                                      200,000             201,500
                                                                                                     -------------
Total Non-Convertible Corporate Bonds and Notes (Cost $2,795,047)                                        2,957,389
EVENT-LINKED BONDS--20.4%
EARTHQUAKE--3.5%
Midori Ltd. Catastrophe Linked Nts., 3.053%, 10/24/12(5, 8)                            400,000             399,680
Multicat Mexico 2009 Ltd. Catastrophe Linked Nts., 11.50%, 10/19/12(5, 8)              250,000             267,425
                                                                                                     -------------
                                                                                                           667,105
LONGEVITY--2.6%
Vita Capital IV Ltd. Catastrophe Linked Nts., 3.961%, 1/15/15(5, 8)                    500,000             503,400
MULTIPLE EVENT--6.7%
East Lane Re II Ltd. Catastrophe Linked Nts., 14.803%, 4/7/11(5, 8)                    250,000             252,488
Nelson Re Ltd. Catastrophe Linked Nts., Series 2008-1, Cl. H,
12.313%, 6/6/11(5, 8)                                                                  500,000              45,963
Successor X Ltd. Catastrophe Linked Nts., 16.75%, 4/4/13(5, 8)                         500,000             479,975


                      12 | Oppenheimer Absolute Return Fund

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS February 28, 2011 (Unaudited)

                                                                                   Principal
                                                                                     Amount              Value
                                                                                 -------------       --------------
Vega Capital Ltd. Catastrophe Linked Nts., Series D, 0%, 6/24/11(5, 9)           $     250,000       $     508,750
                                                                                                     -------------
                                                                                                         1,287,176
OTHER--1.3%
Kortis Capital Ltd. Catastrophe Linked Nts., 5%, 1/15/17(7, 8)                         250,000             251,400
WINDSTORM--6.3%
Akibare Ltd. Catastrophe Linked Nts., Cl. A, 3.263%, 5/22/12(5, 8)                     250,000             252,669
Blue Fin Ltd. Catastrophe Linked Nts., Series 1, Cl. A, 5.547%, 4/10/12(5, 8)          500,000             687,840
East Lane Re III Ltd. Catastrophe Linked Nts., 10.553%, 3/16/12(5, 8)                  250,000             256,875
                                                                                                     -------------
                                                                                                         1,197,384
                                                                                                     -------------
Total Event-Linked Bonds (Cost $3,900,356)                                                               3,906,465

                                                                                     Shares
                                                                                 -------------
INVESTMENT COMPANIES--16.6%
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Shares, 0.00%(10, 11)            276,206             276,206
Oppenheimer Institutional Money Market Fund, Cl. E, 0.21%(10, 12)                      783,282             783,282
Oppenheimer Master Loan Fund, LLC(12)                                                  179,856           2,135,735
                                                                                                     -------------
Total Investment Companies (Cost $3,129,154)                                                             3,195,223
Total Investments, at Value (Cost $18,816,497)                                           102.5%         19,681,551
Liabilities in Excess of Other Assets                                                     (2.5)           (470,681)
                                                                                       -------       -------------
Net Assets                                                                               100.0%      $  19,210,870
                                                                                       =======       =============

Footnotes to Statement of Investments

Principal amount is reported in U.S. Dollars, except for those denoted in the following currency:

EUR   Euro

(1.) Non-income producing security.

(2.) All or a portion of the security position is held in collateralized accounts to cover potential obligations with respect to outstanding written options. See accompanying Notes.

(3.) Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $813,252 or 4.23% of the Fund's net assets as of February 28, 2011.

(4.) All or a portion of the security position is held in collateralized accounts to cover initial margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $499,999. See accompanying Notes.

(5.) Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $5,467,100 or 28.46% of the Fund's net assets as of February 28, 2011.

(6.) Interest or dividend is paid-in-kind, when applicable.


                      13 | Oppenheimer Absolute Return Fund

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS February 28, 2011 (Unaudited)

(7.) Restricted security. The aggregate value of restricted securities as of February 28, 2011 was $300,000, which represents 1.56% of the Fund's net assets. See accompanying Notes. Information concerning restricted securities is as follows:

                                                           ACQUISITION                          UNREALIZED
SECURITY                                                       DATE        COST       VALUE    APPRECIATION
--------                                                   -----------   --------   --------   ------------
Kortis Capital Ltd. Catastrophe Linked Nts., 5%, 1/15/17      12/16/10   $250,000   $251,400      $1,400
ServiceMaster Co., 10.75% Sr. Unsec. Nts., 7/15/15             7/21/10     46,875     48,600       1,725
                                                                         --------   --------      ------
                                                                         $296,875   $300,000      $3,125
                                                                         ========   ========      ======

(8.) Represents the current interest rate for a variable or increasing rate security.

(9.) Zero coupon bond reflects effective yield on the date of purchase.

(10.) Rate shown is the 7-day yield as of February 28, 2011.

(11.) Interest rate is less than 0.0005%.

(12.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended February 28, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                         SHARES         GROSS        GROSS           SHARES
                                                     MAY 28, 2010(a)    ADDITIONS   REDUCTIONS   FEBRUARY 28, 2011
                                                     ---------------   ----------   ----------   -----------------
Oppenheimer Institutional Money Market Fund, Cl. E       9,023,766     14,192,885   22,433,369        783,282
Oppenheimer Master Loan Fund, LLC                               --        179,856           --        179,856

                                                                              REALIZED
                                                        VALUE     INCOME        LOSS
                                                     ----------   -------     --------
Oppenheimer Institutional Money Market Fund, Cl. E   $  783,282   $ 7,386      $   --
Oppenheimer Master Loan Fund, LLC                     2,135,735    76,517(b)    3,983(b)
                                                     ----------   -------      ------
                                                     $2,919,017   $83,903      $3,983
                                                     ==========   =======      ======

(a.) May 28, 2010 represents the last business day of the Fund's 2010 fiscal year.

(b.) Represents the amount allocated to the Fund from Oppenheimer Master Loan
     Fund, LLC.

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset or liability).

The table below categorizes amounts as of February 28, 2011 based on valuation input level:

                                                                                  LEVEL 3--
                                              LEVEL 1--          LEVEL 2--       SIGNIFICANT
                                              UNADJUSTED    OTHER SIGNIFICANT   UNOBSERVABLE
                                            QUOTED PRICES   OBSERVABLE INPUTS      INPUTS         VALUE
                                            -------------   -----------------   ------------   -----------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
   Consumer Discretionary                    $  663,648        $     64,110          $--       $   727,758
   Consumer Staples                             816,502             169,484           --           985,986
   Energy                                       859,027              41,986           --           901,013
   Financials                                 1,433,540              84,745           --         1,518,285
   Health Care                                  548,904              40,063           --           588,967
   Industrials                                  551,397              48,494           --           599,891


                      14 | Oppenheimer Absolute Return Fund

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS February 28, 2011 (Unaudited)

   Information Technology                       413,203             126,900           --           540,103
   Materials                                    398,584             167,018           --           565,602
   Telecommunication Services                   178,669              18,078           --           196,747
   Utilities                                    164,064              21,051           --           185,115
Mortgage-Backed Obligations                          --             813,252           --           813,252
U.S. Government Obligations                          --             599,995           --           599,995
Foreign Government Obligations                       --           1,399,760           --         1,399,760
Non-Convertible Corporate Bonds and Notes            --           2,957,389           --         2,957,389
Event-Linked Bonds                                   --           3,906,465           --         3,906,465
Investment Companies                          3,195,223                  --           --         3,195,223
                                             ----------        ------------          ---       -----------
Total Investments, at Value                   9,222,761          10,458,790           --        19,681,551
OTHER FINANCIAL INSTRUMENTS:
Futures margins                                   4,076                  --           --             4,076
Foreign currency exchange contracts                 --               75,191           --            75,191
Appreciated swaps, at value                         --              140,331           --           140,331
                                             ----------        ------------          ---       -----------
Total Assets                                 $9,226,837        $ 10,674,312          $--       $19,901,149
                                             ----------        ------------          ---       -----------
LIABILITIES TABLE
OTHER FINANCIAL INSTRUMENTS:
Futures margins                              $   (9,340)       $         --          $--       $    (9,340)
Foreign currency exchange contracts                  --            (146,579)          --          (146,579)
Appreciated swaps, at value                          --             (36,246)          --           (36,246)
Depreciated swaps, at value                          --            (242,283)          --          (242,283)
Appreciated options written, at value           (90,755)                 --           --           (90,755)
                                             ----------        ------------          ---       -----------
Total Liabilities                            $ (100,095)       $   (425,108)         $--       $  (525,203)
                                             ----------        ------------          ---       -----------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION METHODOLOGIES, IF ANY, DURING THE REPORTING PERIOD.

FOREIGN CURRENCY EXCHANGE CONTRACTS AS OF FEBRUARY 28, 2011 ARE AS FOLLOWS:

                                                        CONTRACT AMOUNT        EXPIRATION                UNREALIZED   UNREALIZED
COUNTERPARTY/CONTRACT DESCRIPTION              BUY/SELL     (000'S)              DATES         VALUE    APPRECIATION DEPRECIATION
---------------------------------              -------- ---------------     --------------- ----------  ------------ ------------
BANC OF AMERICA:
Argentine Peso (ARP)                                Buy           1,500 ARP         3/21/11 $  370,444    $    --      $  1,165
Canadian Dollar (CAD)                               Buy             200 CAD         5/24/11    205,453      2,553            --
Canadian Dollar (CAD)                              Sell             410 CAD         5/24/11    421,178         --         4,795
Hong Kong Dollar (HKD)                             Sell           3,000 HKD         3/31/11    385,331         --           113
Indian Rupee (INR)                                  Buy          16,500 INR         3/11/11    363,691      3,193            --
Indonesia Rupiah (IDR)                              Buy         290,400 IDR         5/18/11     32,474        180            --
Indonesia Rupiah (IDR)                             Sell         290,400 IDR         5/18/11     32,474         --           136
New Taiwan Dollar (TWD)                             Buy          11,000 TWD         3/10/11    369,864      1,231            --
New Taiwan Dollar (TWD)                            Sell          11,000 TWD          4/6/11    370,078         --           330
New Turkish Lira (TRY)                              Buy             600 TRY          4/1/11    373,497        131            --
Russian Ruble (RUR)                                 Buy           3,669 RUR          3/9/11    126,999      2,288            --
South African Rand (ZAR)                           Sell           2,700 ZAR          4/4/11    385,651         --           361
                                                                                                          -------      --------
                                                                                                            9,576         6,900
                                                                                                          -------      --------


                      15 | Oppenheimer Absolute Return Fund

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS February 28, 2011 (Unaudited)

BARCLAY'S CAPITAL:
Australian Dollar (AUD)                            Sell             440 AUD         3/21/11    446,719         --        44,559
Euro (EUR)                                          Buy             163 EUR         5/24/11    224,675        987            --
Japanese Yen (JPY)                                  Buy          24,000 JPY          3/7/11    293,394         --           796
Mexican Nuevo Peso (MXN)                            Buy           3,540 MXN         5/24/11    290,390         --         1,217
South African Rand (ZAR)                            Buy           2,700 ZAR          4/4/11    385,651         --           959
                                                                                                          -------      --------
                                                                                                              987        47,531
                                                                                                          -------      --------
CITIGROUP:
Australian Dollar (AUD)                             Buy             586 AUD         5/24/11    590,218      3,587            --
Australian Dollar (AUD)                            Sell              73 AUD         5/24/11     73,525         --           169
Canadian Dollar (CAD)                              Sell             380 CAD         3/21/11    390,956         --        22,739
Czech Koruna (CZK)                                  Buy           1,500 CZK          3/7/11     85,035         --           908
Euro (EUR)                                          Buy             840 EUR          3/7/11  1,159,052     14,132            --
Hong Kong Dollar (HKD)                              Buy             400 HKD          3/7/11     51,365         --            26
Hungarian Forint (HUF)                              Buy          11,000 HUF          3/7/11     55,927         --           444
Mexican Nuevo Peso (MXN)                            Buy           5,300 MXN  3/7/11-3/31/11    436,713         --           589
New Turkish Lira (TRY)                              Buy             100 TRY          3/7/11     62,484         --           813
Polish Zloty (PLZ)                                  Buy             400 PLZ          3/7/11    139,375         --         1,421
Singapore Dollar (SGD)                              Buy             100 SGD          3/7/11     78,632         --           136
South African Rand (ZAR)                            Buy             200 ZAR          3/7/11     28,693        911            --
Swiss Franc (CHF)                                  Sell             350 CHF         3/31/11    376,805        134            --
                                                                                                          -------      --------
                                                                                                           18,764        27,245
                                                                                                          -------      --------
CITIGROUP EM:
Egyptian Pounds (EGP)                               Buy             610 EGP          3/3/11    103,385      1,207            --
Indonesia Rupiah (IDR)                              Buy         301,400 IDR          6/1/11     33,617         --           237
Mexican Nuevo Peso (MXN)                           Sell           4,600 MXN         3/31/11    378,914         --         1,892
                                                                                                          -------      --------
                                                                                                            1,207         2,129
                                                                                                          -------      --------
CREDIT SUISSE:
British Pound Sterling (GBP)                       Sell             190 GBP         3/22/11    308,814         --         6,197
Egyptian Pounds (EGP)                               Buy           1,490 EGP   3/7/11-4/4/11    250,199        922           843
Swedish Krona (SEK)                                 Buy           1,360 SEK         5/24/11    213,764      2,146            --
Swedish Krona (SEK)                                Sell           1,230 SEK         5/24/11    193,331         --         2,372
                                                                                                          -------      --------
                                                                                                            3,068         9,412
                                                                                                          -------      --------
DEUTSCHE BANK CAPITAL CORP.:
Australian Dollar (AUD)                             Buy              48 AUD          3/7/11     48,825        416            --
British Pound Sterling (GBP)                        Buy             120 GBP          3/7/11    195,066      1,427            --
Canadian Dollar (CAD)                               Buy             190 CAD          3/7/11    195,535      3,920            --
Swiss Franc (CHF)                                   Buy             748 CHF  3/7/11-5/24/11    805,656     13,137           384
Swiss Franc (CHF)                                  Sell             553 CHF         5/24/11    595,651         --        11,867
                                                                                                          -------      --------
                                                                                                           18,900        12,251
                                                                                                          -------      --------
GOLDMAN SACHS EM:
Brazilian Real (BRR)                                Buy             707 BRR          4/4/11    422,180         --         1,392
Brazilian Real (BRR)                               Sell             709 BRR          3/2/11    426,133         --         2,723
Chilean Peso (CLP)                                  Buy          65,000 CLP          6/1/11    135,593         --           319
                                                                                                          -------      --------
                                                                                                               --         4,434
                                                                                                          -------      --------


                      16 | Oppenheimer Absolute Return Fund

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS February 28, 2011 (Unaudited)

GOLDMAN, SACHS & CO.:
Japanese Yen (JPY)                                  Buy           6,100 JPY         5/24/11     74,615         --            37
Japanese Yen (JPY)                                 Sell          50,500 JPY 3/31/11-5/24/11    617,553         43         2,657
                                                                                                          -------      --------
                                                                                                               43         2,694
                                                                                                          -------      --------
HONG KONG & SHANGHAI BANK CORP.
Brazilian Real (BRR)                                Buy               1 BRR          3/2/11        601          8            --
HSBC EM
Brazilian Real (BRR)                                Buy             708 BRR          3/2/11    425,532      4,260            --
JP MORGAN CHASE:
Chinese Renminbi (Yuan) (CNY)                      Sell           2,500 CNY          4/6/11    380,725        112            --
Hungarian Forint (HUF)                             Sell          76,000 HUF         3/31/11    384,986         --         2,981
New Taiwan Dollar (TWD)                            Sell          11,000 TWD         3/10/11    369,864      8,403            --
Norwegian Krone (NOK)                               Buy           2,590 NOK         5/24/11    460,295      5,937            --
Norwegian Krone (NOK)                              Sell           1,160 NOK         5/24/11    206,155         --         4,345
Singapore Dollar (SGD)                             Sell             475 SGD          4/4/11    373,567         --         2,835
Swiss Franc (CHF)                                   Buy             350 CHF         3/31/11    376,805         --             5
                                                                                                          -------      --------
                                                                                                           14,452        10,166
                                                                                                          -------      --------
JP MORGAN EM:
Egyptian Pounds (EGP)                               Buy             610 EGP          4/4/11    101,693         --         1,000
Egyptian Pounds (EGP)                              Sell             610 EGP          3/3/11    103,385        181            --
Hungarian Forint (HUF)                              Buy          76,000 HUF         3/31/11    384,986         --         1,979
Indian Rupee (INR)                                  Buy          17,000 INR          4/5/11    372,809         --           243
Indian Rupee (INR)                                 Sell          16,500 INR         3/11/11    363,691         --         2,956
Russian Ruble (RUR)                                 Buy             940 RUR          3/9/11     32,537        225            --
                                                                                                          -------      --------
                                                                                                              406         6,178
                                                                                                          -------      --------
NOMURA SECURITIES:
New Zealand Dollar (NZD)                            Buy             276 NZD         5/24/11    206,394         --         1,510
New Zealand Dollar (NZD)                           Sell             551 NZD         5/24/11    412,040      3,162            83
                                                                                                          -------      --------
                                                                                                            3,162         1,593
                                                                                                          -------      --------
RBS GREENWICH CAPITAL
Euro (EUR)                                         Sell             497 EUR         5/17/11    685,130         --        14,528
STATE STREET:
British Pound Sterling (GBP)                       Sell             295 GBP         5/24/11    479,118         --         1,518
South African Rand (ZAR)                            Buy             477 ZAR          6/1/11     67,555        358            --
                                                                                                          -------      --------
                                                                                                              358         1,518
                                                                                                          -------      --------
Total unrealized appreciation and depreciation                                                            $75,191      $146,579
                                                                                                          =======      ========

FUTURES CONTRACTS AS OF FEBRUARY 28, 2011 ARE AS FOLLOWS:

                                                                                                       UNREALIZED
                                                               NUMBER OF   EXPIRATION                 APPRECIATION
CONTRACT DESCRIPTION                                BUY/SELL   CONTRACTS      DATE        VALUE      (DEPRECIATION)
--------------------                                --------   ---------   ----------   ----------   --------------
Euro-Bundesobligation                                    Buy        2          3/8/11     $342,561      $ (5,109)
Japan (Government of) Mini Bonds, 10 yr., 3/9/11         Buy        2          3/9/11      341,177          (401)
New Financial Times Stock Exchange 100 Index            Sell        3         3/18/11      291,324           140
SPI 200 Index                                           Sell        2         3/17/11      245,680        (2,089)
Standard & Poor's/Toronto Stock Exchange 60 Index       Sell        2         3/17/11      334,558       (22,087)
U.S. Treasury Long Bonds, 30 yr.                         Buy       15         6/21/11    1,805,156        14,074
U.S. Treasury Nts., 2 yr.                               Sell       18         6/30/11    3,929,344        (4,793)


                      17 | Oppenheimer Absolute Return Fund

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS February 28, 2011 (Unaudited)

U.S. Treasury Nts., 5 yr.                               Sell        5         6/30/11      584,688       (1,217)
U.S. Treasury Nts., 10 yr.                              Sell        5         6/21/11      595,234       (1,480)
U.S. Treasury Nts., 10 yr.                               Buy        3         6/21/11      357,141        1,525
United Kingdom Long Gilt                                 Buy        2         6/28/11      379,361        1,001
                                                                                                       --------
                                                                                                       $(20,436)
                                                                                                       ========

WRITTEN OPTIONS AS OF FEBRUARY 28, 2011 ARE AS FOLLOWS:


                                           NUMBER OF   EXERCISE   EXPIRATION   PREMIUMS                UNREALIZED
DESCRIPTION                         TYPE   CONTRACTS     PRICE       DATE      RECEIVED     VALUE    APPRECIATION
-----------                         ----   ---------   --------   ----------   --------   --------   ------------
Standard & Poor's 500 Index (The)   Put        7        $1,200      3/21/11     $ 1,869   $   (980)        $  889
Standard & Poor's 500 Index (The)   Call       7         1,200      3/21/11      90,277    (89,600)           677
Standard & Poor's 500 Index (The)   Call       7         1,400      3/21/11         553       (175)           378
                                                                                -------   --------         ------
                                                                                $92,699   $(90,755)        $1,944
                                                                                =======   ========         ======

CREDIT DEFAULT SWAP CONTRACTS AS OF FEBRUARY 28, 2011 ARE AS FOLLOWS:

                                                                  PAY/                   UPFRONT
                                         BUY/SELL    NOTIONAL   RECEIVE                  PAYMENT                 UNREALIZED
REFERENCE ENTITY/                         CREDIT      AMOUNT     FIXED    TERMINATION   RECEIVED/               APPRECIATION
SWAP COUNTERPARTY                       PROTECTION    (000'S)     RATE       DATE         (PAID)      VALUE    (DEPRECIATION)
-----------------                       ----------   --------   -------   -----------   ---------   --------   --------------
ALCOA, INC.
Morgan Stanley Capital Services, Inc.         Sell     $380        1%       3/20/16      $ 11,890   $(11,419)      $   471
                                                       ----                              --------   --------       -------
                                             Total      380                                11,890    (11,419)          471
AMGEN, INC.
Barclays Bank plc                              Buy      380        1        3/20/16        10,896    (10,998)         (102)
                                                       ----                              --------   --------       -------
                                             Total      380                                10,896    (10,998)         (102)
ARROW ELECTRONICS, INC.
Barclays Bank plc                             Sell      380        1        3/20/16         5,082     (3,330)        1,752
                                                       ----                              --------   --------       -------
                                             Total      380                                 5,082     (3,330)        1,752
CAMPBELL SOUP CO.
Credit Suisse International                    Buy      380        1        3/20/16         9,977     (4,716)        5,261
                                                       ----                              --------   --------       -------
                                             Total      380                                 9,977     (4,716)        5,261
CISCO SYSTEMS, INC.
Barclays Bank plc                              Buy      380        1        3/20/16         9,112     (9,690)         (578)
                                                       ----                              --------   --------       -------
                                             Total      380                                 9,112     (9,690)         (578)
GENERAL MILLS, INC.
Credit Suisse International                    Buy      380        1        3/20/16         9,760     (9,876)         (116)
                                                       ----                              --------   --------       -------
                                             Total      380                                 9,760     (9,876)         (116)
INTERNATIONAL LEASE FINANCE CORP.
JPMorgan Chase Bank NA, NY Branch             Sell      380        1        3/20/16        14,871    (13,100)        1,771
                                                       ----                              --------   --------       -------
                                             Total      380                                14,871    (13,100)        1,771
KOHL'S CORP.
Credit Suisse International                    Buy      380        1        3/20/16         4,875     (5,081)         (206)
                                                       ----                              --------   --------       -------
                                             Total      380                                 4,875     (5,081)         (206)
SLM CORP.
Citibank NA, New York                         Sell      300        5        3/20/16       (25,317)    27,098         1,781
UBS AG                                        Sell       80        5        3/20/16        (6,751)     7,226           475
                                                       ----                              --------   --------       -------
                                             Total      380                               (32,068)    34,324         2,256


                      18 | Oppenheimer Absolute Return Fund

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS February 28, 2011 (Unaudited)

TRANSOCEAN, INC.
Goldman Sachs International                   Sell      380        1        3/20/16         4,373     (3,681)          692
                                                       ----                              --------   --------       -------
                                             Total      380                                 4,373     (3,681)          692
                                                                                         --------   --------       -------
                                                                     Grand Total Buys      44,620    (40,361)        4,259
                                                                    Grand Total Sells       4,148      2,794         6,942
                                                                                         --------   --------       -------
                                                           Total Credit Default Swaps    $ 48,768   $(37,567)      $11,201
                                                                                         ========   ========       =======

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

                                                           TOTAL MAXIMUM POTENTIAL PAYMENTS                          REFERENCE
                                                             FOR SELLING CREDIT PROTECTION                         ASSET RATING
TYPE OF REFERENCE ASSET ON WHICH THE FUND SOLD PROTECTION           (UNDISCOUNTED)            AMOUNT RECOVERABLE*     RANGE**
---------------------------------------------------------  ---------------------------------  -------------------  ------------
Investment Grade Single Name Corporate Debt                            $1,900,000                     $--           A- to BBB-

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor's rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

INTEREST RATE SWAP CONTRACTS AS OF FEBRUARY 28, 2011 ARE AS FOLLOWS:

                            NOTIONAL
INTEREST RATE/               AMOUNT            PAID BY             RECEIVED BY               TERMINATION
SWAP COUNTERPARTY            (000'S)          THE FUND               THE FUND                   DATE               VALUE
-----------------           --------      -----------------  -----------------------  -------------------------  --------
SIX-MONTH AUD BBR BBSW
Westpac Banking Corp           1,395 AUD              6.098%  Six-Month AUD BBR BBSW                     1/5/21  $ (8,225)
SIX-MONTH EUR EURIBOR
Barclays Bank plc                740 EUR              3.428    Six-Month EUR EURIBOR                    1/28/21    (3,867)
SIX-MONTH GBP BBA LIBOR
                                          Six-Month GBP BBA
Barclays Bank plc                920 GBP              LIBOR                    3.605%                    1/4/21   (18,544)
SIX-MONTH JPY BBA LIBOR
JP Morgan Chase Bank NA      118,000 JPY              1.233  Six-Month JPY BBA LIBOR                     1/7/21     9,934
THREE-MONTH USD BBA LIBOR:
                                            Three-Month USD
Barclays Bank plc              1,000              BBA LIBOR                    3.483                    1/28/21     4,087
                                            Three-Month USD
Barclays Bank plc              1,420              BBA LIBOR                    3.371                     1/6/21    (4,225)
                            --------                                                                             -------
Total                          2,420                                                                                 (138)
                                                                                                                 --------
                                                                                      Total Interest Rate Swaps  $(20,840)
                                                                                                                 ========

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

AUD  Australian Dollar


                      19 | Oppenheimer Absolute Return Fund

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS February 28, 2011 (Unaudited)

EUR Euro
GBP British Pounds Sterling
JPY Japanese Yen

Abbreviations/Definitions are as follows:

BBA LIBOR British Bankers' Association London-Interbank Offered Rate BBR BBSW Bank Bill Swap Reference Rate (Australian Financial Market)
EURIBOR   Euro Interbank Offered Rate

TOTAL RETURN SWAP CONTRACTS AS OF FEBRUARY 28, 2011 ARE AS FOLLOWS:

                                        NOTIONAL
REFERENCE ENTITY/                        AMOUNT                 PAID BY                  RECEIVED BY        TERMINATION
SWAP COUNTERPARTY                        (000'S)               THE FUND                   THE FUND              DATE        VALUE
-----------------                       --------   -----------------------------   ----------------------   -----------   ---------
CONSUMER STAPLES SELECT SECTOR INDEX:

Morgan Stanley                           $  376    One-Month USD BBA LIBOR plus    If positive, the Total
                                                   15 basis points and if          Return of the Consumer
                                                   negative, the absolute value    Staples Select Sector
                                                   of the Total Return of the      Index
                                                   Consumer Staples Select                                     3/9/11      $  8,239
                                                   Sector Index
Morgan Stanley                                2    One-Month USD BBA LIBOR plus    If positive, the Total
                                                   15 basis points and if          Return of the Consumer
                                                   negative, the absolute value    Staples Select Sector
                                                   of the Total Return of the      Index
                                                   Consumer Staples Select
                                                   Sector Index                                               9/14/11            49
Morgan Stanley                               11    One-Month USD BBA LIBOR plus    If positive, the Total
                                                   15 basis points and if          Return of the Consumer
                                                   negative, the absolute value    Staples Select Sector
                                                   of the Consumer Staples         Index
                                                   Select Sector Index                                        11/9/11           258
                                                                                                                           --------
   Reference Entity Total                                                                                                     8,546
                                                                                                                           --------
ENERGY SELECT SECTOR INDEX
Goldman Sachs Group, Inc. (The)             428    One-Month USD BBA LIBOR plus    If positive, the Total
                                                   10 basis points and if          Return of the Energy
                                                   negative, the absolute value    Select Sector Index
                                                   of the Total Return of the
                                                   Energy Select Sector Index                                  2/8/12        25,684
                                                                                                                           --------
HEALTH CARE SELECT SECTOR INDEX:
UBS AG                                        2    One-Month USD BBA LIBOR plus    If positive, the Total
                                                   8 basis points and if           Return of the Health
                                                   negative, the absolute value    Care Select Sector
                                                   of the Total Return of the      Index
                                                   Health Care Select Sector
                                                   Index                                                      11/1/11            22

UBS AG                                      411    One-Month USD BBA LIBOR plus    If positive, the Total
                                                   8 basis points and if           Return of the Health
                                                   negative, the absolute value    Care Select Sector
                                                   of the Total Return of the      Index
                                                   Health Care Select Sector
                                                   Index                                                      11/4/11         4,072
                                                                                                                           --------
   Reference Entity Total                                                                                                     4,094
                                                                                                                           --------
ISHARES MSCI ITALY INDEX FUND
UBS AG                                      250    One-Month USD BBA LIBOR minus   If positive, the
                                                   300 basis points and if         absolute value of the
                                                   negative, the absolute value    ISHARES MSCI Italy
                                                   of the ISHARES MSCI Italy       Index Fund
                                                   Index Fund                                                 2/14/12        (1,393)
                                                                                                                           --------


                      20 | Oppenheimer Absolute Return Fund

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS February 28, 2011 (Unaudited)

ISHARES MSCI SPAIN INDEX FUND
JP Morgan Chase Bank NA                     250    One-Month USD BBA LIBOR minus   If positive, the
                                                   410 basis points and if         absolute value of the
                                                   negative, the absolute value    ISHARES MSCI Spain
                                                   of the ISHARES MSCI Spain       Index Fund
                                                   Index Fund                                                 2/14/12          (728)
                                                                                                                           --------
MSCI DAILY NET EMERGING MARKETS KOREA
   PRICE RETURN INDEX
UBS AG                                      311    One-Month USD BBA LIBOR plus    If positive, the Total
                                                   30 basis points and if          Return of the MSCI
                                                   negative, the absolute value    Daily Net Emerging
                                                   of theTotal Return of the       Markets Korea Price
                                                   MSCI Daily Net Emerging         Return Index
                                                   Markets Korea Price Return
                                                   Index                                                       8/8/11       (26,849)
                                                                                                                           --------
MSCI DAILY TR GROSS EAFE USD INDEX:
Citibank NA                                 298    If positive, the Total Return   One-Month USD BBA
                                                   of the MSCI Daily Gross EAFE    LIBOR plus 15 basis
                                                   USD Index                       points and if
                                                                                   negative, the absolute
                                                                                   value of the Total
                                                                                   Return of the MSCI
                                                                                   Daily Gross EAFE USD
                                                                                   Index                      10/7/11       (10,743)

Citibank NA                                 368    If positive, the Total Return   One-Month USD BBA
                                                   of the MSCI Daily Gross EAFE    LIBOR plus 15 basis
                                                   USD Index                       points and if
                                                                                   negative, the Total
                                                                                   Return of the MSCI
                                                                                   Daily Gross EAFE USD
                                                                                   Index                       1/9/12       (18,574)

Citibank NA                                  38    If positive, the Total Return   One-Month USD BBA
                                                   of the MSCI Daily Gross EAFE    LIBOR plus 15 basis
                                                   USD Index                       points and if
                                                                                   negative, the Total
                                                                                   Return of the MSCI
                                                                                   Daily Gross EAFE USD
                                                                                   Index                       1/9/12          (330)

Citibank NA                               1,315    If positive, the Total Return   One-Month USD BBA
                                                   of the MSCI Daily Gross EAFE    LIBOR minus 5 basis
                                                   USD Index                       points and if
                                                                                   negative, the Total
                                                                                   Return of the MSCI
                                                                                   Daily Gross EAFE USD
                                                                                   Index                       5/4/11       (48,634)
                                                                                                                           --------
   Reference Entity Total                                                                                                   (78,281)
                                                                                                                           --------
MSCI DAILY TR NET BRAZIL USD INDEX
UBS AG                                      245    If positive, the Total Return   One-Month USD BBA
                                                   of the MSCI Daily Net Brazil    LIBOR plus 18 basis
                                                   USD Index                       points and if
                                                                                   negative, the Total
                                                                                   Return of the MSCI
                                                                                   Daily Net Brazil USD
                                                                                   Index                      2/14/12       (13,029)
                                                                                                                           --------


                      21 | Oppenheimer Absolute Return Fund

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS FEBRUARY 28, 2011 (UNAUDITED)

MSCI DAILY TR NET EMERGING MARKETS
   INDIA USD INDEX
UBS AG                                      243    If positive, the Total Return   One-Month USD BBA
                                                   of the MSCI Daily Net           LIBOR minus 72 basis
                                                   Emerging Markets India USD      points and if
                                                   Index                           negative, the Total
                                                                                   Return of the MSCI
                                                                                   Daily Net Emerging
                                                                                   Markets India USD
                                                                                   Index                      2/15/12        (7,786)
                                                                                                                           --------
MSCI DAILY TR NET EMERGING MARKETS
   TAIWAN USD INDEX
   Nomura International                     379    One-Month USD BBA LIBOR minus   If positive, the Total
                                                   48 basis points and if          Return of the MSCI
                                                   negative, the absolute value    Daily Net Emerging
                                                   of the Total Return of the      Markets Taiwan USD
                                                   MSCI Daily Net Emerging         Index
                                                   Markets Taiwan USD Index                                   2/13/12       (18,109)
                                                                                                                           --------
MSCI DAILY TR NET FRANCE USD INDEX
Citibank NA                                 388    One-Month USD BBA LIBOR minus   If positive, the Total
                                                   57 basis points and if          Return of the MSCI
                                                   negative, the absolute value    Daily Net France USD
                                                   of the Total Return of the      Index
                                                   MSCI Daily Net France USD
                                                   Index                                                       1/9/12        32,279
                                                                                                                           --------
MSCI DAILY TR NET GERMANY USD INDEX
JP Morgan Chase Bank NA                     390    One-Month USD BBA LIBOR minus   If positive, the Total
                                                   42 basis points and if          Return of the MSCI
                                                   negative, the absolute value    Daily Net Germany USD
                                                   of the Total Return of the      Index
                                                   MSCI Daily Net Germany USD
                                                   Index                                                      2/16/12         5,384
                                                                                                                           --------
MSCI DAILY TR NET ITALY USD INDEX:
Goldman Sachs Group, Inc. (The)              60    One-Month USD BBA LIBOR minus   If positive, the Total
                                                   25 basis points and if          Return of the MSCI
                                                   negative, the absolute value    Daily Net Italy USD
                                                   of the Total Return of the      Index
                                                   MSCI Daily Net Italy USD
                                                   Index                                                       3/4/11           (36)
Goldman Sachs Group, Inc. (The)             255    One-Month USD BBA LIBOR minus   If positive, the Total
                                                   25 basis points and if          Return of the MSCI
                                                   negative, the absolute value    Daily Net Italy USD
                                                   of the Total Return of the      Index
                                                   MSCI Daily Net Italy USD
                                                   Index                                                       3/4/11          (144)
Goldman Sachs Group, Inc. (The)              27    One-Month USD BBA LIBOR minus   If positive, the Total
                                                   25 basis points and if          Return of the MSCI
                                                   negative, the absolute value    Daily Net Italy USD
                                                   of the Total Return of the      Index
                                                   MSCI Daily Net Italy USD
                                                   Index                                                       3/4/11           (17)
                                                                                                                           --------
   Reference Entity Total                                                                                                      (197)
                                                                                                                           --------
S&P 400 MIDCAP INDEX
Goldman Sachs Group, Inc. (The)             576    If positive, the Total Return   One-Month USD BBA
                                                   of the S&P 400 MIDCAP Index     LIBOR minus 3 basis
                                                                                   points and if
                                                                                   negative, the Total
                                                                                   Return of the S&P 400
                                                                                   MIDCAP Index                2/8/12       (15,632)
                                                                                                                           --------


                      22 | Oppenheimer Absolute Return Fund

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS February 28, 2011 (Unaudited)

S&P SMALLCAP 600 INDEX
UBS AG                                      575    One-Month USD BBA LIBOR minus   If positive, the Total
                                                   13 basis points and if          Return of the S&P
                                                   negative, the absolute value    SMALLCAP 600 Index
                                                   of the Total Return of the
                                                   S&P SMALLCAP 600 Index                                      2/9/12        13,456
                                                                                                                           --------
   Total of Total Return Swaps                                                                                             $(72,561)
                                                                                                                           ========

Abbreviations are as follows:

BBA LIBOR British Bankers' Association London-Interbank Offered Rate
EAFE      Europe, Australasia, Far East
MSCI      Morgan Stanley Capital International
S&P       Standard & Poor's
TR        Total Return

VOLATILITY SWAPS AS OF FEBRUARY 28, 2011 ARE AS FOLLOWS:

                                NOTIONAL
REFERENCE ENTITY/                AMOUNT                     PAID BY                  RECEIVED BY     TERMINATION
SWAP COUNTERPARTY                (000'S)                    THE FUND                   THE FUND          DATE        VALUE
-----------------               --------       ---------------------------------   ---------------   -----------   --------
AUD/JPY SPOT EXCHANGE RATE:
Barclays Bank plc                  1     AUD   The Historic Volatility of the
                                               mid AUD/JPY spot exchange rate
                                               during the Observation Period            10.25%          3/16/11    $  1,034
Barclays Bank plc                  1     AUD   The Historic Volatility of the
                                               mid AUD/JPY spot exchange rate
                                               during the Observation Period             9.15           3/21/11      (1,886)
Barclays Bank plc                  1     AUD   The Historic Volatility of the
                                               mid AUD/JPY spot exchange rate
                                               during the Observation Period             9.80           3/17/11          49
Barclays Bank plc                  1     AUD   The Historic Volatility of the
                                               mid AUD/JPY spot exchange rate
                                               during the Observation Period             9.40           3/21/11      (1,344)
Credit Suisse International        1     AUD   The Historic Volatility of the
                                               mid AUD/JPY spot exchange rate
                                               during the Observation Period             9.70           3/18/11         495
                                                                                                                   --------
   Reference Entity Total                                                                                            (1,652)
                                                                                                                   --------
CHF/JPY SPOT EXCHANGE RATE
Credit Suisse International        1     CHF   The Historic Volatility of the
                                               mid CHF/JPY spot exchange rate
                                               during the Observation Period             8.65            4/4/11        (341)
                                                                                                                   --------
EUR/JPY SPOT EXCHANGE RATE
Barclays Bank plc                  1     EUR   The Historic Volatility of the
                                               mid EUR/JPY spot exchange rate
                                               during the Observation Period            10.81            4/1/11        (130)
                                                                                                                   --------
GBP/NOK SPOT EXCHANGE RATE
Credit Suisse International        1     GBP   The Historic Volatility of the
                                               mid GBP/NOK spot exchange rate
                                               during the Observation Period             9.50            3/8/11        (504)
                                                                                                                   --------


                      23 | Oppenheimer Absolute Return Fund

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS February 28, 2011 (Unaudited)

NZD/CHF SPOT EXCHANGE RATE:
Bank of America Merrill Lynch      2     NZD   The Historic Volatility of the
                                               mid NZD/CHF spot exchange rate
                                               during the Observation Period       11.60                 3/9/11      (1,789)
Credit Suisse International        2     NZD   11.750                              The Historic
                                                                                   Volatility of
                                                                                   the mid NZD/CHF
                                                                                   spot exchange
                                                                                   rate during the
                                                                                   Observation
                                                                                   Period               3/25/11      (1,029)
                                                                                                                   --------
   Reference Entity Total                                                                                            (2,818)
                                                                                                                   --------
NZD/JPY SPOT EXCHANGE RATE
Citibank NA                        2     NZD   The Historic Volatility of the
                                               mid NZD/JPY spot exchange rate
                                               during the Observation Period            10.00           3/15/11        (973)
                                                                                                                   --------
USD/CAD SPOT EXCHANGE RATE:
Barclays Bank plc                  1           The Historic Volatility of the
                                               mid USD/CAD spot exchange rate
                                               during the Observation Period             8.20           3/11/11         965
Credit Suisse International        1           The Historic Volatility of the
                                               mid USD/CAD spot exchange rate
                                               during the Observation Period             7.46           3/23/11      (1,242)
                                                                                                                   --------
   Reference Entity Total                                                                                              (277)
                                                                                                                   --------
USD/SEK SPOT EXCHANGE RATE
JP Morgan Chase Bank NA            1           The Historic Volatility of the
                                               mid USD/SEK spot exchange rate
                                               during the Observation Period            11.85           3/31/11        (535)
                                                                                                                   --------
   Total Volatility Swaps                                                                                          $ (7,230)
                                                                                                                   ========

Abbreviations/Definitions are as follows:

AUD Australian Dollar
CAD Canadian Dollar
CHF Swiss Franc
EUR Euro
GBP British Pounds Sterling
JPY Japanese Yen
NOK Norwegian Krone
NZD New Zealand Dollar
SEK Swedish Krona


                      24 | Oppenheimer Absolute Return Fund

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS February 28, 2011 (Unaudited)

The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.

SWAP SUMMARY AS OF FEBRUARY 28, 2011 IS AS FOLLOWS:

                                                                         NOTIONAL
                                                SWAP TYPE FROM            AMOUNT
SWAP COUNTERPARTY                              FUND PERSPECTIVE           (000'S)         VALUE
-----------------                       ------------------------------   --------       ---------
Bank of America Merrill Lynch           Volatility                              2 NZD   $  (1,789)
Barclays Bank plc:
                                        Credit Default Buy Protection         760         (20,688)
                                        Credit Default Sell Protection        380          (3,330)
                                        Interest Rate                         740 EUR      (3,867)
                                        Interest Rate                         920 GBP     (18,544)
                                        Interest Rate                       2,420            (138)
                                        Volatility                              4 AUD      (2,147)
                                        Volatility                              1 EUR        (130)
                                        Volatility                              1             965
                                                                                        ---------
                                                                                          (47,879)
                                                                                        ---------
Citibank NA:
                                        Total Return                        2,407         (46,002)
                                        Volatility                              2 NZD        (973)
                                                                                        ---------
                                                                                          (46,975)
                                                                                        ---------
Citibank NA, New York                   Credit Default Sell Protection        300          27,098
Credit Suisse International:
                                        Credit Default Buy Protection       1,140         (19,673)
                                        Volatility                              1 AUD         495
                                        Volatility                              1 CHF        (341)
                                        Volatility                              1 GBP        (504)
                                        Volatility                              2 NZD      (1,029)
                                        Volatility                              1          (1,242)
                                                                                        ---------
                                                                                          (22,294)
                                                                                        ---------
Goldman Sachs Group, Inc. (The)         Total Return                        1,346           9,855
Goldman Sachs International             Credit Default Sell Protection        380          (3,681)
JP Morgan Chase Bank NA:
                                        Interest Rate                     118,000 JPY       9,934
                                        Total Return                          640           4,656
                                        Volatility                              1            (535)
                                                                                        ---------
                                                                                           14,055
                                                                                        ---------
JPMorgan Chase Bank NA, NY Branch       Credit Default Sell Protection        380         (13,100)
Morgan Stanley                          Total Return                          389           8,546


                      25 | Oppenheimer Absolute Return Fund

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS February 28, 2011 (Unaudited)

Morgan Stanley Capital Services, Inc.   Credit Default Sell Protection        380         (11,419)
Nomura International                    Total Return                          379         (18,109)
UBS AG:
                                        Credit Default Sell Protection         80           7,226
                                        Total Return                        2,037         (31,507)
                                                                                        ---------
                                                                                          (24,281)
                                                                                        ---------
Westpac Banking Corp                    Interest Rate                       1,395 AUD      (8,225)
                                                                                        ---------
   Total Swaps                                                                          $(138,198)
                                                                                        =========

Notional amount is reported in U.S.Dollars (USD), except for those denoted in the following currencies:

AUD Australian Dollar
CHF Swiss Franc
EUR Euro
GBP British Pounds Sterling
JPY Japanese Yen
NZD New Zealand Dollar

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including


                      26 | Oppenheimer Absolute Return Fund

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS February 28, 2011 (Unaudited)

reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

Event-linked bonds are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Prices are determined based upon information obtained from market participants including reported trade data and broker-dealer price quotations.

Swap contracts are valued utilizing price quotations obtained from broker-dealer counterparties or independent pricing services. Values are determined based on relevant market information on the underlying reference assets which may include credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures and forward currency rates.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from independent pricing services.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

EVENT-LINKED BONDS. The Fund may invest in "event-linked" bonds. Event-linked bonds, which are sometimes referred to as "catastrophe" bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Statement of Operations in the annual and semiannual reports as a change in unrealized appreciation or depreciation on investments. The Fund records a realized gain or loss on the Statement of Operations in the annual and semiannual reports upon the sale or maturity of such securities.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

INVESTMENT IN OPPENHEIMER MASTER FUND. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940


                      27 | Oppenheimer Absolute Return Fund

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS February 28, 2011 (Unaudited)

that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (the "Master Fund"). The Master Fund has its own investment risks, and those risks can affect the value of the Fund's investments and therefore the value of the Fund's shares. To the extent that the Fund invests more of its assets in the Master Fund, the Fund will have greater exposure to the risks of the Master Fund.

The investment objective of the Master Fund is to seek as high a level of current income and preservation of capital as is consistent with investing primarily in loans and other debt securities. The Fund's investment in the Master Fund is included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the master fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Fund. As a shareholder, the Fund is subject to its proportional share of the Master Fund's expenses, including its management fee.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

     COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.


                      28 | Oppenheimer Absolute Return Fund

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS February 28, 2011 (Unaudited)

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of February 28, 2011, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $255,803, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund's International Swap and Derivatives Association, Inc. master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $21,406 as of February 28, 2011. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to International Swap and Derivatives Association, Inc. master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

     As of February 28, 2011 the Fund has not required certain counterparties to post collateral.

     CREDIT RELATED CONTINGENT FEATURES. The Fund's agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

     As of February 28, 2011, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $370,891 for which collateral was not posted by the Fund. If a contingent feature would have been triggered as of February 28, 2011, the Fund could have been required to pay this amount in cash to its counterparties. If the Fund fails to perform under these contracts and agreements, the cash and/or securities posted as collateral will be made available to the counterparty.

FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into foreign currency exchange contracts ("forward contracts") for the purchase or sale of a foreign currency at a negotiated rate at a future date.


                      29 | Oppenheimer Absolute Return Fund

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS February 28, 2011 (Unaudited)

Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for related foreign securities purchase transactions, or to convert foreign currencies to U.S. dollars from related foreign securities sale transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the period ended February 28, 2011, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $8,835,405 and $11,161,120, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized


                      30 | Oppenheimer Absolute Return Fund

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS February 28, 2011 (Unaudited)

gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

During the period ended February 28, 2011, the Fund had an ending monthly average market value of $4,174,107 and $6,440,479 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund's securities.

OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written put options on individual equity securities and, or, equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual equity securities and, or, equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended February 28, 2011, the Fund had an ending monthly average market value of $42,033 and $2,700 on written call options and written put options, respectively.


                      31 | Oppenheimer Absolute Return Fund

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS February 28, 2011 (Unaudited)

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

Written option activity for the period ended February 28, 2011 was as follows:

                                    CALL OPTIONS                  PUT OPTIONS
                            ---------------------------   -------------------------
                              NUMBER OF      AMOUNT OF     NUMBER OF     AMOUNT OF
                              CONTRACTS      PREMIUMS      CONTRACTS      PREMIUMS
                            ------------   ------------   -----------   -----------
Options outstanding as of
May 28, 2010                 27,000,000      $  14,278     27,000,000     $ 14,278
Options written              84,570,106        477,332     84,570,053       95,382
Options closed or expired   (68,520,015)       (45,437)   (43,050,046)     (63,901)
Options exercised           (43,050,077)      (355,343)   (68,520,000)     (43,890)
                            -----------      ---------    -----------     --------
Options outstanding as of
February 28, 2011                    14      $  90,830              7     $  1,869
                            ===========      =========    ===========     ========

SWAP CONTRACTS

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities in the annual and semiannual reports. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.

     CREDIT DEFAULT SWAP CONTRACTS. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer's failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the "reference asset").

     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.


                      32 | Oppenheimer Absolute Return Fund

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS February 28, 2011 (Unaudited)

     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.

     The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and/or, indexes that are either unavailable or considered to be less attractive in the bond market.

     The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and/or, indexes.

     The Fund has purchased credit protection through credit default swaps to take an outright negative investment perspective on the credit risk of individual securities and/or indexes as opposed to decreasing its credit risk exposure related to similar debt securities held by the Fund.

     For the period ended February 28, 2011, the Fund had ending monthly average notional amounts of $1,803,000 and $2,165,000 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

     INTEREST RATE SWAP CONTRACTS. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

     The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

     The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

     For the period ended February 28, 2011, the Fund had ending monthly average notional amounts of $2,973,467 and $2,889,015 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

     TOTAL RETURN SWAP CONTRACTS. A total return swap is an agreement between counterparties to exchange periodic payments based on asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate or index) and the other on the total return of a reference asset (such as a security or a basket of securities). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.



                      33 | Oppenheimer Absolute Return Fund

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS February 28, 2011 (Unaudited)

     Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or, include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

     The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, or an amount equal to the negative price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index multiplied by the notional amount of the contract.

     The Fund has entered into total return swaps on various equity securities or indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments of a floating reference interest rate or an amount equal to the negative price movement of the same securities or index multiplied by the notional amount of the contract.

     For the period ended February 28, 2011, the Fund had ending monthly average notional amounts of $3,646,938 and $2,936,919 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.

     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

     VOLATILITY SWAP CONTRACTS. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the volatility of the reference investment as measured by changes in its price or level while the other cash flow is based on an interest rate or the measured volatility of a different reference investment. The appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment's volatility, or size of the movement, rather than general directional increases or decreases in its price.

     Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Fund.

     The Fund has entered into volatility swaps to increase exposure to the volatility risk of various reference investments. These types of volatility swaps require the fund to pay the measured volatility and receive a fixed interest payment over the period of the contract. If the measured volatility of the related reference investment increases over the period, the swaps will depreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will appreciate in value.

     The Fund has entered into volatility swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the fund to pay a fixed interest payment and receive the measured volatility over the period of the contract. If the measured volatility of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will depreciate in value.

     For the period ended February 28, 2011, the Fund had ending monthly average notional amounts of $6,792 and $17,960 on volatility swaps which pay volatility and volatility swaps which receive volatility, respectively.

     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

RESTRICTED SECURITIES


                      34 | Oppenheimer Absolute Return Fund

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS February 28, 2011 (Unaudited)

As of February 28, 2011, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of February 28, 2011 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities          $18,901,290
Federal tax cost of other investments    (2,876,464)
                                        -----------
Total federal tax cost                  $16,024,826
                                        ===========
Gross unrealized appreciation           $ 1,399,041
Gross unrealized depreciation              (726,702)
                                        -----------
Net unrealized appreciation             $   672,339
                                        ===========


                      35 | Oppenheimer Absolute Return Fund

ITEM 2. CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 02/28/2011, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934
          (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
          (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

     (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Absolute Return Fund


By: /s/ William F. Glavin, Jr.
    --------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 04/11/2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ William F. Glavin, Jr.
    --------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 04/11/2011


By: /s/ Brian W. Wixted
    --------------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: 04/11/2011